UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2026

CENTRAL PLAINS BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-41844	93-2239246
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

221 South Locust Street, Grand Island, Nebraska	68801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (308) 382-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CPBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events

On July 28, 2026, the Board of Directors of Central Plains Bancshares, Inc. (the “Company”) approved the submission for regulatory approval of a new stock repurchase program.  In addition, the Company issued a press release announcing the approval.  The press release is attached to this Current Report as Exhibit 99.1.

Item 9.01
Financial Statements and Exhibits

(d)
Exhibits

Exhibit No.
Exhibit

99.1
Press Release dated July 29, 2026
104
The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTRAL PLAINS BANCSHARES, INC.

DATE: July 30, 2026	By:	/s/ Bradley M. Kool
Bradley M. Kool
Executive Vice President and Chief Financial Officer